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                                                                   EXHIBIT 10.10

           THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT



          THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Third Amendment") made and entered into the 3rd day of February, 1997, by and between AMERAC ENERGY CORPORATION, a Delaware corporation, and BANK ONE, TEXAS, NATIONAL ASSOCIATION, a national banking association.

                                 W I T N E S S E T H:
                                 - - - - - - - - - -

          WHEREAS, the above named parties did execute and exchange counterparts of that certain Amended and Restated Credit Agreement dated as of May 12, 1995 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated January 16, 1996 and that certain Second Amendment to Amended and Restated Credit Agreement dated August 15, 1996 (collectively, the "Agreement") to which reference is here made for all purposes;

          WHEREAS, the above named parties are desirous of amending the Agreement in the particulars hereinafter set forth;

          NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties to the Agreement and agreements of the parties hereto as set forth in this Third Amendment, the parties hereto agree as follows:
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                                   ARTICLE I
                                  DEFINITIONS

          As used herein, each term defined in the Agreement shall have the meaning assigned thereto in the Agreement and terms defined herein shall be incorporated into the Agreement unless expressly provided to the contrary.

                                  ARTICLE II
                                  AMENDMENTS

          2.01 The Agreement is hereby amended to substitute for the definition of "Commitment Limit" in Section 1.1 of the Agreement the following definition, to wit:
          "Commitment Limit" means the lesser of (a) $50,000,000.00 or (b) the Borrowing Base.

          2.02 The Agreement is hereby amended to substitute for the definition of "Note" in Section 1.1 of the Agreement the following definition, to wit:

          "Note" means that certain promissory note in the face amount of $50,000,000.00 dated February 3, 1997 made by the Borrower to the order of the Lender, together with all deferrals, renewals or extensions thereof, which promissory note shall evidence the Advances made to the Borrower by the Lender pursuant to Section 2.1 and funds advanced and applied pursuant to Section 2.10.

          2.03 The Agreement is hereby amended to substitute for the definition of "Termination Date" in Section 1.1 of the Agreement the following definition, to wit:
          "Termination Date" means June 30, 1999.

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                                  ARTICLE III
                             CONDITIONS PRECEDENT

          The execution of this Third Amendment by the Lender is subject to the condition precedent that the Lender shall have received all of the following, each duly executed and in form and substance satisfactory to the Lender:

          (a)  the Note, in the form of Exhibit A attached hereto;

          (b)  this Third Amendment;

          (c) as to the Mortgaged Properties located in Texas and previously encumbered by the Lender in favor of the Borrower;

                         a Ratification of and Amendment to Deed of Trust,
                    Security Agreement, Financing Statement and Assignment of Production between the Borrower and the Lender;

          (d) as to the Mortgaged Properties located in Oklahoma and Kansas and previously encumbered by the Lender in favor of the Borrower;

                         a Ratification of and Amendment to Mortgage, Deed of
                    Trust, Security Agreement, Financing Statement and Assignment of Production between the Borrower and the Lender;

          (e) a copy of the corporate resolutions of the Borrower approving this Third Amendment, the Note and the other Loan Documents set forth in this Third Amendment and authorizing the transactions contemplated in this Third Amendment, duly adopted by its board of directors and accompanied by a certificate of the secretary or an assistant secretary of

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               the Borrower to the effect that such copy is a true and correct copy of resolutions duly adopted by written consent or at a meeting of the board of directors, that such resolutions constitute all the resolutions adopted with respect to such transactions, and that such resolutions have not been amended, modified or revoked in any respect, and are in full force and effect as of the date hereof; and

          (f) a copy of the articles of incorporation and by-laws of the Borrower accompanied by a certificate of the secretary or assistant secretary of the Borrower to the effect that such copies are correct and complete.

                                  ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES

          The Borrower hereby expressly remakes in favor of the Lender all of the representations and warranties set forth in ARTICLE 4 of the Agreement, as amended hereby, and represents and warrants that all such representations and warranties remain true and unbreached, except as affected by the transactions contemplated in the Agreement.

                                   ARTICLE V
                                 RATIFICATION

          Each of the parties hereto does hereby adopt, ratify and confirm the Agreement, in all things in accordance with the terms and provisions thereof, as modified or amended by this Third Amendment.

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                                  ARTICLE VI
                                 MISCELLANEOUS

          6.01 All references to the Agreement in any document heretofore or hereafter executed in connection with the transactions contemplated in the Agreement shall be deemed to refer to the Agreement as amended by this Third Amendment.

          6.02 THIS THIRD AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
          IN WITNESS WHEREOF, this Third Amendment to Amended and Restated Credit Agreement is executed as of the date first above written.


                                  AMERAC ENERGY CORPORATION


                                  By:
                                      ----------------------------------
                                      Richard B. Hallett
                                         Vice President and
                                         Chief Financial Officer


                                    BANK ONE, TEXAS, NATIONAL
                                      ASSOCIATION


                                  By:
                                      ------------------------------------
                                      Jeffrey W. Baker
                                         Vice President

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